Simmons First National Corporation

NASDAQ-GS: SFNC



Pine Bluff – Corporate Headquarters



Little Rock Corporate Office

Forward-Looking Statement

Certain statements contained in this presentation may not be based on historical facts and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Company's future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Company's stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company's financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company's interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its Common Stock on favorable terms and other risk factors. Forward looking statements regarding the Citizens National Bank acquisition are based on currently available information. Actual results could differ materially after the consummation of this acquisition. Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Report.

Company Profile

- **Ticker:** **SFNC**
- **$7.5 Billion** Total Assets
- **$1.4 Billion** Market Cap
- **4 State Footprint**
- **Since 1903**


Kansas
Missouri
Arkansas
Tennessee

- **History of strong asset quality**
- **Excellent non-interest income** (non-banking business units)
- **Converted from a National Charter to a State/Fed Member Charter** *(March 2016)*

- **Ranked 12th Best Performing Regional Bank in U.S.** (1)
- **Ranked 45th in the U.S. on ABA's list of Top 100 Farm Lenders** (2)
- **Ranked 59th in the U.S. on SBA's list of Top 100 SBA Lenders** (3)

(1) Source: SNL Financial's list of the Best Performing Regional Banks in U.S. for 2015
(2) Source: American Bankers Association's list of the Top 100 Farm Lender Ranked by Dollar Volume (as of 3/31/2016)
(3) Source: U.S. Small Business Administration's list of the Top 100 SBA Lenders Ranked by Number of Loans (as of 9/30/15)

Company Footprint


Kansas City
Saint Louis
Kansas
Wichita
Missouri
Springfield
Illinois
IL
Indiana
Ohio
Kentucky
KY
Union city
Nashville
Knoxville
Arkansas
Memphis
Tennessee
OK
Oklahoma
Little Rock
Pine Bluff
MS
Mississippi
AL
GA
TX
LA
Louisiana
Citizens National Bank
US Branches: Current

Acquisition of Citizens National (announced 5/18/16)

Citizens National Footprint



Overview

- Founded in 1908
- Headquartered in Athens, TN
  - Located half-way between Knoxville MSA and Chattanooga MSA
- Operates 9 branches in East Tennessee
- Wealth management, retail brokerage, and insurance lines of business
  - Over $200 million in Trust Assets under management

FINANCIAL HIGHLIGHTS		
Headquarters	Athens, TN	
Year Established	1908	
Branches	9	
CEO (Age)	Paul G. Willson (64)	
Total Assets	$552,288	
Total Loans	356,554	
Deposits	472,840	
Loans / Deposits	75.4	%
% Core Deposits	80.7	
Net Interest Margin	3.39	
Efficiency Ratio	66.1	
NPAs / Assets	1.74	%
NPAs / Loans + OREO	2.66	
Reserves / NPLs	106.2	%
Reserves / Loans	1.31	
Texas Ratio	14.3	
Tang. Com. Equity / Assets	11.51	%
Leverage Ratio	11.30	
CET1 Ratio	15.77	
Tier 1 Capital Ratio	15.77	
Total Capital Ratio	17.01	

Dollars in thousands
Source: SNL Financial
Data bank level as of or for the three months ended 3/31/16
Note: Core deposits defined as total deposits less jumbo time deposits greater than $100,000

Citizens National – Transaction Highlights

Financially Attractive

- Expected Financial Impact:
  - Accretive to Book value immediately
  - Accretive to Tangible book value in less than 3 years
  - Dilutive to 2016 GAAP EPS by 2%, after transaction costs
  - Accretive to 2016 Core EPS by 1%, excluding transaction cost
  - Accretive to GAAP and Core EPS of 2% to 3% in 2017 and thereafter
- Internal rate of return above internal threshold

Low Risk Profile

- Similar cultures and operating styles
- Retention of local management team
- Comprehensive due diligence
- Strong pro forma capital ratios (9.44% TCE pro forma)

Strategic Value

- Opportunistic acquisition into contiguous markets
- Creates a top 10 Tennessee deposit franchise Deposit market share data as of 6/30/15
- Located between two desirable MSA markets (Knoxville and Chattanooga)
- Leverages current operating platform and back office support
- Attractive business lines and market of operation

Citizens National - Transaction Overview

Structure	• Simmons First National Corporation ("Simmons") to acquire 100% of the stock of Citizens National Bank • Citizens National Bank will be merged into Simmons Bank during the fourth quarter of 2016
Purchase Price	• Deal value: Approximately $77.0 million • Consideration: $40.3 million in cash and 835,741 shares of SFNC stock
Valuation Multiples	• Approximately 121% of tangible book value • Approximately 16.8x LTM earnings • Deposit premium 3.2%
Required Approvals & Expected Closing	• **Received regulatory approval on 7/22/16** • Citizens National Bancorp shareholder approval • Expected closing in the 4th Quarter 2016

Pricing data as of 5/17/16

Four Strategic Acquisitions

Metropolitan National Bank — Nearby & Neighborly

Announced: Sep. 2013
Closed: Nov. 2013
System Conversion: Mar. 2014

- $945 million in Assets and $370 million in Trust Assets
- Section 363 Bankruptcy
- Markets: Little Rock MSA and Northwest Arkansas
- Purchase Price: $53.6 million (0.90X TBV)
- Internal Rate of Return > 25%
- Cost Savings of 35% to 40%

DELTATRUST — Delta Trust & Bank

Announced: Mar. 2014
Closed: Aug. 2014
System Conversion: Oct. 2014

- $455 million in Assets and $813 million in Trust Assets
- Markets: Little Rock MSA, Northwest AR and South AR
- Purchase Price: $63 million (15.4X LTM Earnings & 1.53X TBV)
- Internal Rate of Return > 22%
- Cost Savings of 35%

First State

Announced: May 2014
Closed: Feb. 2015
System Conversion: Sep. 2015

- $2.0 billion in Assets
- Markets: Tennessee (Union City, Nashville, Knoxville, Jackson & Memphis)
- Purchase Price: $278 million (12.1X LTM Earnings & 1.68X TBV)
- Internal Rate of Return > 18%
- Cost Savings of 20%

LIBERTY BANCSHARES, INC

Announced: May 2014
Closed: Feb. 2015
System Conversion: Apr. 2015

- $1.1 billion in Assets
- Markets: Missouri (Springfield, Joplin and Branson)
- Purchase Price: $220 million (12.0X LTM Earnings & 1.97X TBV)
- Internal Rate of Return > 19%
- Cost Savings of 25%

Proven Acquirer and Integrator



First Savings Bank of Arkansas
July 26, 1991
Financial Centers: 2
Dumas Bancshares, Inc.
March 31, 1995
Dumas State Bank
Savers Savings Bank of Arkansas
September 20, 1991
Financial Centers: 2
American Bancshares of Arkansas, Inc.
December 9, 1998
American State Bank
Lincoln Bankshares Inc.
January 11, 1999
Bank of Lincoln
NBC Bank Corp
July 9, 1999
NBC
National Bank of Commerce
Alliance Bancorporation, Inc.
March 19, 2004
Alliance Bank
Cross County Bancshares, Inc.
June 25, 2004
Financial Centers: 1
Bank of Little Rock
October 31, 2005
Financial Centers: 1
Truman Bank
September 14, 2012
Truman Bank
Excel Bank
October 19, 2012
Excel
TCO
Liberty
February 27, 2015
Delta Trust
August 31, 2014
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
First America Savings Bank
December 7, 1990
Financial Centers: 3
Dermott State Bank Bancshares, Inc.
August 1, 1995
Home Federal Saving Association
March 27, 1992
Financial Centers: 1
First Financial Banc Corporation
July 17, 2000
Financial Centers: 8
First Bank of Arkansas
First Bank of Arkansas, Russellville
First Bank of Arkansas, Searcy
August 1, 1997
Union Planters Corporation
November 21, 2003
Financial Centers: 9
Heartland Community Bank Bancshares, Inc.
July 19, 2002
Financial Centers: 1
Southwest Community Bank
May 14, 2010
Community Bank
Metropolitan National Bank
November 25, 2013
Metropolitan National Bank
Security Savings Bank
October 15, 2010
First State
February 27, 2015

M&A since 1990:

- 11 Whole bank acquisitions
- 1 Trust Company
- 5 Bank branch deals (total of 20 branches)
- 1 Bankruptcy (363) acquisition
- 4 FDIC failed bank acquisitions
- 4 RTC failed thrift acquisitions

Regional Structure


Kansas
Missouri
Arkansas
Tennessee
1
2
3

1 Arkansas Region
- Loans $2.3B
- Deposits $3.6B

2 Missouri/Kansas Region
- Loans $1.3B
- Deposits $1.0B

3 Tennessee Region
- Loans $1.0B
- Deposits $1.3B

Market Demographics and Deposit Market Share

Market	2016 Population *(in thousands)*	2016 Median HH Income *($)*	2010-2016 Pop. Growth *Actual* *(%)*	2016-2021 Pop. Growth Projected *(%)*	SFNC Deposits In Market *($ in millions)*	SFNC Deposit Market Rank	Total Deposits In Market *($ in millions)*
Arkansas	2,981	43,316	2.22	1.93	3,533	5	56,393
Tennessee	6,624	46,781	4.37	3.82	1,545	12	131,392
Missouri	6,091	49,314	1.71	1.62	1,012	18	132,636
Kansas	2,919	54,275	2.32	2.04	67	171	66,258
National Average		**55,551**	**4.43**	**3.69**			
Arkansas Major MSAs							
Little Rock, AR(MSA)	738	50,381	5.47	3.76	1,116	7	16,220
Little Rock, AR (city)					*780*	*4*	*9,779*
Fayetteville-Springdale-Rogers	515	51,864	11.28	6.65	236	8	9,026
Tennessee Major MSAs							
Nashville, TN	1,840	55,922	10.14	6.87	322	24	48,132
Jackson, TN	130	42,483	0.06	1.18	113	8	2,125
Knoxville, TN	865	47,037	3.30	3.35	41	38	15,272
Memphis, TN	1,347	49,103	1.69	2.00	95	37	27,249
Missouri\Kansas Major MSAs							
Springfield, MO	458	44,113	4.85	3.44	404	5	8,787
St. Louis, MO	2,813	57,858	0.91	1.04	112	69	69,953
Kansas City, MO/KS	2,094	59,028	4.23	3.19	52	84	47,689
Johnson County, KS	*585*	*77,378*	*7.49*	*4.97*	*35*	*45*	*16,625*
Wichita, KS	645	52,458	2.23	2.17	32	44	14,054

Non-Banking Business Units

Simmons First Credit Cards

- $171 million nationwide credit card portfolio
- Loan yield with fees over 13.5%
- History of excellent credit quality

Simmons First Mortgage Company

- ~$600 million mortgage originations
- ~70% purchase vs. 30% refinance

Simmons Wealth Management

TRUST

- $4.5 billion in trust assets
- Profit margin ~ 30%
- Growing investment advisory business

INVESTMENTS

- Retail Group - $1 billion in assets under management

INSURANCE

- Middle Market Property & Casualty Commercial Clients
- Employee benefits division
- 8 offices, with expansion plan into other markets

Financial Highlights (2015 and Q2-16)

2015 (YTD)	2014 Earnings	2015 Earnings	Change $	Change %	2014 EPS	2015 EPS	Change $	Change %
GAAP Results	$35.7	$74.1	$38.4	108%	$2.11	$2.63	$0.52	25%
Non-recurring items	3.0	15.5	12.5		0.18	0.55	0.37	
Non-GAAP Core Results	$38.7	$89.6	$50.9	132%	$2.29	$3.18	$0.89	39%
ROA	0.80%	1.03%						
Core ROA	0.86%	1.25%						
ROTCE	10.99%	12.53%						
Core ROTCE	11.89%	15.05%						
Efficiency Ratio	67.2%	59.0%						
NIM	4.47%	4.55%						
Core NIM	3.53%	3.82%						

Q2-2016 Results	Q2-15 Earnings	Q2-16 Earnings	Change $	Change %	Q2-15 EPS	Q2-16 EPS	Change $	Change %
GAAP Results	$20.0	$22.9	$2.9	14%	$0.67	$0.75	$0.08	12%
Non-recurring items	2.4	2.2	(0.3)		0.08	0.07	(0.01)	
Non-GAAP Core Results	$22.4	$25.1	$2.6	12%	$0.75	$0.82	$0.07	9%
ROA	1.04%	1.22%						
Core ROA	1.17%	1.34%						
ROTCE	12.36%	13.52%						
Core ROTCE	13.80%	14.76%						
Efficiency Ratio	58.4%	57.1%						
NIM	4.47%	4.17%						
Core NIM	3.87%	3.88%						

NOTE: Core excludes non-recurring income and expense items (e.g. merger related cost and branch rightsizing cost). Core NIM excludes interest purchase accounting interest accretion **Core results are non-GAAP measurements. See Appendix for non-GAAP reconciliations.**

EPS = Diluted Earnings per Share

SFNC: Performance Trends

ROA (%)



GAAP
Core
1.40
1.20
1.00
0.80
0.60
0.40
0.77
0.76
0.83
0.81
0.64
0.77
0.80
0.86
1.03
1.25
1.24
1.29
2011
2012
2013
2014
2015
Q2-16 YTD

ROTCE (%)



GAAP
Core
16.00
14.00
12.00
10.00
8.00
6.00
4.00
7.54
7.43
8.05
7.81
6.36
7.54
10.99
11.89
12.53
15.05
13.90
14.45
2011
2012
2013
2014
2015
Q2-16 YTD

Efficiency Ratio (%)



75
70
65
60
55
50
67.9
70.2
71.3
67.2
59.0
57.9
2011
2012
2013
2014
2015
Q2-16 YTD

Diluted EPS ($)



GAAP
Core
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
1.47
1.45
1.64
1.59
1.42
1.69
2.11
2.29
2.63
3.18
3.02
3.29
2011
2012
2013
2014
2015
Q2-16 LTM

NOTE: Core excludes non-recurring income and expense items (e.g. merger related cost and branch rightsizing cost). Core NIM excludes interest purchase accounting interest accretion **Core results are non-GAAP measurements. See Appendix for non-GAAP reconciliations.**

Financial Highlights

Pre-acquisitions (June 2013) compared to June 2016

	June 2013 Actual	June 2016 Actual
Assets	$3.4B	$7.5B
Loans, net of discounts	$1.9B	$5.0B
Deposits	$2.8B	$6.0B
Investment Security Portfolio	$0.7B	$1.5B
LTM Diluted Earnings Per Share	$1.65	$3.02
LTM Core Diluted Earnings Per Share (1)	$1.60	$3.29
Common shares outstanding	16.3M	30.4M
Tangible book value per share	$20.74	$23.43
NPA	0.92%	1.13%
TCE Ratio	10.06%	9.96%
Regulatory Leverage Ratio	10.95%	11.30%
Market Capitalization	$0.4B	$1.4B
% Institutional ownership	45%	53%

(1) Excludes non-recurring income and expense items and is a non-GAAP measurement. See Appendix for non-GAAP reconciliations.

Loan Portfolio

State	Total Loans	% of Total
AR	$2.3B	46%
TN	$1.0B	20%
MO\KS	$1.3B	26%
Other [1]	$0.4B	8%

Re-pricing	% of Total
Variable, Adjustable or Fixed < 1 YR Maturity	36%
Fixed Rate	64%

CRE-Loans	% of Total
Owner Occupied	43%
Non-owner Occupied	57%

Total Loan Portfolio
$5.0 billion

June 30, 2016


Agricultural 4%
Credit Card 3%
Consumer 6%
Construction 7%
Commercial 14%
Single-Family Residential 24%
Commercial Real Estate 42%

(1) Includes credit card, indirect, & equipment finance (nationwide)

Loan Growth

Linked Quarter Loan Growth

$ in millions	Q1 2016	Q2 2016	$ Change	% Change
Legacy Loans *(includes acquired migrated)*	$3,473	$3,725	$252	7.3%
Acquired Loans, net of discounts	1,457	1,289	(168)	(11.5%)
Total Loans, net of discounts	**$4,930**	**$5,014**	**$84**	**1.7%**

Credit Quality: Legacy Loan Portfolio

Excludes acquired loans

Data in %	2007	2008	2009	2010	2011	2012	2013	2014	2015	Q2 2016
NPL – SFNC	**0.60**	**0.81**	**1.35**	**1.98**	**1.74**	**1.42**	**1.07**	**0.74**	**0.68**	**1.17**
NPL – All US Banks (1)	*0.93*	*2.19*	*4.41*	*4.15*	*4.11*	*3.36*	*2.67*	*2.07*	*1.71*	
NPA – SFNC	**0.51**	**0.64**	**1.12**	**1.71**	**1.52**	**1.61**	**1.91**	**1.30**	**0.89**	**1.13**
NPA – All US Banks (1)	*0.90*	*1.96*	*3.81*	*3.69*	*3.53*	*2.91*	*2.30*	*1.72*	*1.40*	
Net Charge-offs – SFNC	**0.23**	**0.43**	**0.59**	**0.71**	**0.49**	**0.40**	**0.27**	**0.30**	**0.24**	**0.39**
Net Charge-offs – SFNC (2)	**0.16**	**0.30**	**0.38**	**0.52**	**0.30**	**0.26**	**0.15**	**0.20**	**0.16**	**0.36**
Net Charge-offs – All US Banks (1)	*0.62*	*1.34*	*2.67*	*2.67*	*1.64*	*1.12*	*0.70*	*0.49*	*0.43*	

"Great Recession" (2008–2010)

(1) Source: SNL Financial
(2) Excluding Credit Card net charge-offs

NOTE:
The increase in the Q2-2016 non-performing ratios, compared to 2015, is primarily the result of a single credit totaling $13.5 million. Management feels the current reserve is adequately for the potential exposure related to this credit. Excluding this credit, the non-performing ratios were relatively unchanged from the previous quarter. The increase in the Q2-2016 net charge-off ratio is primarily the result of a external fraud occurrence on an agriculture loan.

Credit Quality: Credit Card Portfolio


History of Strong Asset Quality
(Net Charge-offs)
Net Charge-off %
12.0%
10.5%
9.0%
7.5%
6.0%
4.5%
3.0%
1.5%
0.0%
1991 Recession
2001 Recession
2008 "The Great Recession"
4.9%
1.3%
6.6%
2.1%
10.5%
2.6%
3.0%
1.3%
*
*
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
Q2-16 YTD
SFNC
Industry

* Federal bankruptcy reform impacted charge-offs in 2005

Credit Quality: Loan and Credit Coverage

$ in millions	Actual 6/30/16	Coverage
Legacy Loan Portfolio	**3,725**	
Allowance for Loan Loss	(33.5)	0.9%
Loans acquired	**1,328**	
Loan discount/acquired ALLL	(39.2)	3.0%
Total Loans, before discounts	**5,053**	
Total allowance for loan loss and loan discount	(72.8)	1.4%

Consistent Dividend History

107 Consecutive Years


Current Dividend Yield 2%
Dividend Payout Ratio(1) 29%
Dividend per share
$1.00
$0.80
$0.60
$0.40
$0.20
$0.28
$0.32
$0.36
$0.40
$0.44
$0.48
$0.53
$0.57
$0.61
$0.68
$0.73
$0.76
$0.76
$0.76
$0.76
$0.80
$0.84
$0.88
$0.92
$0.96
Projected based on 7/1/16's dividend payment
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13
'14
'15
'16

Simmons First National Corporation

(1) Based on 6/30/16 closing stock price of $46.19
(2) LTM Core EPS of $3.29 as of 6/30/16, excludes non-recurring income and expense items and is a non-GAAP measurement. See Appendix for non-GAAP reconciliations.

1 Year Total Shareholder Return

(Dividends + Stock Appreciation)

7/1/15 – 6/30/16



SFNC -0.3%
SNL Mid Cap U.S. Bank Index -6.0%
Total Return (%)
30
25
20
15
10
5
0
-5
-10
-15
-20
-25
Jul-2015
Oct-2015
Jan-2016
Apr-2016
SFNC
SNL Mid Cap Bank

3 Year Total Shareholder Return

(Dividends + Stock Appreciation)

7/1/13 – 6/30/16



SFNC 86%
SNL Mid Cap U.S. Bank Index 29%
Total Return (%)
140
120
100
80
60
40
20
0
-20
Jul-...
Oct-...
Jan-...
Apr-...
Jul-...
Oct-...
Jan-...
Apr-...
Jul-...
Oct-...
Jan-...
Apr-...
SFNC
SNL Mid Cap Bank

Long-term Shareholder Return

(Dividends + Stock Appreciation)

Pre-economic downturn 12/31/07 – 6/30/16



SFNC +119%
SNL Mid Cap U.S. Bank Index -19%
Total Return (%)
200
150
100
50
0
-50
-100
Dec-2007
Dec-2008
Dec-2009
Dec-2010
Dec-2011
Dec-2012
Dec-2013
Dec-2014
Dec-2015
SFNC
SNL Mid Cap Bank

Investment Profile

	SFNC
Market Data as of 6/30/16	
Stock Price	**$46.19**
52 week price range	**$38.30 - $58.75**
Common Shares Outstanding	**30.4 million**
Market Capitalization	**$1.4 billion**
% Institutional Ownership	**~53%**
Valuation & Per Share Data	
Price / LTM EPS *(as of 6/30/16)*	**16.3x**
Price / LTM Core EPS *(as of 6/30/16)* (1)	**14.0x**
Price / 2016 Consensus EPS (2)	**14.0x**
Price / 2017 Consensus EPS (2)	**12.8x**
Price / Book Value	**1.3x**
Price / Tangible Book Value	**2.0x**

(1) LTM Core EPS excludes non-recurring income and expense items and is a non-GAAP measurement. See Appendix for non-GAAP reconciliations.

(2) Based upon the Company's five analyst consensus EPS of $3.31 for 2016 and $3.60 for 2017, as of 6/30/16.

2016 Strategic Focus

- "Table Stakes"
  - Asset Quality
  - Regulatory Compliance
- Internal revenue opportunities
- Efficiency initiatives
- Branding in new markets and product enhancement
- $10 billion threshold
- Acquisitions
  - Traditional banking – enhance current footprint and consider expanding into adjoining states (inside-out strategy)
  - Non-banking – trust, investments, insurance and credit card

Why Simmons First?

- **Multiple paths to above average earnings growth**
  - M&A accretion, cost savings and revenue enhancements
  - Continued efficiency initiatives
  - Organic legacy loan growth
- **Experienced and deep management**
- **Exceptional balance sheet**
- **Consistent historical earnings performance**
- **Attractive dividend yield and total shareholder return**

Committed to delivering a sophisticated and diverse range of products with the service level of a community bank

APPENDIX

Appendix : Non-GAAP Reconciliations

Simmons First National Corporation

Reconciliation Of Non-GAAP Financial Measures

($ in thousands)	2011	2012	2013	2014	2015	Q2-16 YTD	Q2-2015	Q2-2016
Calculation of ROA								
Net income available to common stockholders	$ 25,374	$ 27,684	$ 23,231	$ 35,688	$ 74,107	$ 46,390	$ 20,018	$ 22,909
Net nonrecurring items, net of taxes, adjustment	(386)	(814)	4,381	3,019	15,515	1,886	2,426	2,182
Core earnings	$ 24,988	$ 26,870	$ 27,612	$ 38,707	$ 89,622	$ 48,276	$ 22,444	$ 25,091
Average total assets	$ 3,284,627	$ 3,336,163	$ 3,606,502	$ 4,478,101	$ 7,164,788	$ 7,510,657	$ 7,695,692	$ 7,522,133
Return on average assets	0.77%	0.83%	0.64%	0.80%	1.03%	1.24%	1.04%	1.22%
Core return on average assets (non-GAAP)	0.76%	0.81%	0.77%	0.86%	1.25%	1.29%	1.17%	1.34%
Calculation of ROTCE								
Net income available to common stockholders	$ 25,374	$ 27,684	$ 23,231	$ 35,688	$ 74,107	$ 46,390	$ 20,018	$ 22,909
Amortization of intangibles, net of taxes	537	212	365	1,203	2,972	1,766	844	882
Total income available to common stockholders	$ 25,911	$ 27,896	$ 23,596	$ 36,891	$ 77,079	$ 48,156	$ 20,862	$ 23,791
Net nonrecurring items, net of taxes	(386)	(814)	4,381	3,019	15,515	1,886	2,426	2,182
Core earnings	24,988	26,870	27,612	38,707	89,622	48,276	22,444	25,091
Amortization of intangibles, net of taxes	537	212	365	1,203	2,972	1,766	844	882
Total core income available to common stockholders	$ 25,525	$ 27,082	$ 27,977	$ 39,910	$ 92,594	$ 50,042	$ 23,288	$ 25,973
Average common stockholders' equity	$ 406,093	$ 409,187	$ 435,918	$ 440,168	$ 938,521	$ 1,075,957	$ 1,038,434	$ 1,086,618
Total average intangibles	(62,631)	(62,499)	(64,709)	(104,498)	(323,237)	(379,457)	(361,362)	(378,740)
Average tangible common stockholders' equity	$ 343,462	$ 346,688	$ 371,209	$ 335,670	$ 615,284	$ 696,500	$ 677,072	$ 707,878
Return on average common equity	6.25%	6.77%	5.33%	8.11%	7.90%	8.67%	7.73%	8.48%
Return on tangible common equity (non-GAAP)	7.54%	8.05%	6.36%	10.99%	12.53%	13.90%	12.36%	13.52%
Core return on average common equity (non-GAAP)	6.15%	6.57%	6.33%	8.79%	9.55%	9.02%	8.67%	9.29%
Core return on tangible common equity (non-GAAP)	7.43%	7.81%	7.54%	11.89%	15.05%	14.45%	13.80%	14.76%

Appendix : Non-GAAP Reconciliations

Simmons First National Corporation

Reconciliation Of Non-GAAP Financial Measures

Calculation of Core Earnings	2011	2012	2013	2014	2015	Q2-16 LTM	Q2-2015	Q2-2016	Q2-13 LTM
Net Income	$ 25,374	$ 27,684	$ 23,231	$ 35,688	$ 74,107	$ 91,770	$ 20,018	$ 22,909	$ 27,306
Nonrecurring items									
Gain on sale of MasterCard stock	(1,132)	-	-	-	-	-			-
Accelerated vesting on retirement agreements	-	-	-	-	2,209	2,209	-	-	-
Gain on sale of merchant services	-	-	-	(1,000)	-	-	-	-	-
Gain on sale of banking operations	-	-	-	-	(2,110)	(2,110)	-	-	-
Gain from early retirement of trust preferred securities	-	-	-	-	-	(594)			-
Loss on FDIC loss-share termination/Gain on FDIC-assist	-	(3,411)	-	-	7,476	7,476	-	-	(3,411)
Merger-related costs	357	1,896	6,376	7,470	13,760	2,559	1,247	372	1,669
Change-in-control payments	-	-	-	885	-	-	-	-	-
Loss on sale of securities	-	-	193	-	-	-	-	-	193
FHLB prepayment penalties	-	175	-	-	-	-	-	-	175
Branch right-sizing	141	-	641	(3,059)	3,144	3,597	2,745	3,219	-
Charter consolidation costs	-	-	-	652	-	-	-	-	-
Tax effect [1]	248	526	(2,829)	(1,929)	(8,964)	(5,153)	(1,566)	(1,409)	539
Net nonrecurring items	(386)	(814)	4,381	3,019	15,515	7,984	2,426	2,182	(835)
Diluted core earnings per share (non-GAAP)	$ 24,988	$ 26,870	$ 27,612	$ 38,707	$ 89,622	$ 99,754	$ 22,444	$ 25,091	$ 26,471

(1) Effective tax rate of 39.225%, adjusted for non-deductible merger-related costs.

Calculation of Diluted EPS	2011	2012	2013	2014	2015	Q2-16 LTM	Q2-2015	Q2-2016	Q2-13 LTM
Diluted earnings per share	$ 1.47	$ 1.64	$ 1.42	$ 2.11	$ 2.63	$ 3.02	$ 0.67	$ 0.75	$ 1.65
Nonrecurring items									
Gain on sale of MasterCard stock	(0.07)	-	-	-	-	-	-	-	-
Accelerated vesting on retirement agreements	-	-	-	-	0.08	0.08	-	-	
Gain on sale of merchant services	-	-	-	(0.06)	-	-	-	-	-
Gain on sale of banking operations	-	-	-	-	(0.07)	(0.07)	-	-	
Gain from early retirement of trust preferred securities	-	-	-	-	-	(0.02)	-	-	
Loss on FDIC loss-share termination/Gain on FDIC-assist	-	(0.21)	-	-	0.27	0.25	-	-	(0.21)
Merger-related costs	0.02	0.12	0.39	0.44	0.49	0.09	0.04	0.01	0.10
Change-in-control payments	-	-	-	0.05	-	-	-	-	-
Loss on sale of securities	-	-	0.01	-	-	-	-	-	0.01
FHLB prepayment penalties	-	0.01	-	-	-	-	-	-	0.01
Branch right-sizing	0.01	-	0.04	(0.16)	0.11	0.12	0.09	0.11	-
Charter consolidation costs	-	-	-	0.04	-	-	-	-	-
Tax effect [1]	0.02	0.03	(0.17)	(0.13)	(0.33)	(0.18)	(0.05)	(0.05)	0.04
Net nonrecurring items	(0.02)	(0.05)	0.27	0.18	0.55	0.27	0.08	0.07	(0.05)
Diluted core earnings per share (non-GAAP)	$ 1.45	$ 1.59	$ 1.69	$ 2.29	$ 3.18	$ 3.29	$ 0.75	$ 0.82	$ 1.60
Stock price as of 6/30/2016						$ 46.19			
Price to LTM Core earnings per share						$ 14.04			

(1) Effective tax rate of 39.225%, adjusted for non-deductible merger-related costs.

Appendix : Non-GAAP Reconciliations

Simmons First National Corporation
Reconciliation Of Non-GAAP Financial Measures

Calculation of Core Net Interest Margin	2014 YTD	2015 YTD	Q2-2015	Q2-2016
Net interest income	$ 171,064	$ 278,595	$ 73,207	$ 66,583
FTE adjustment	6,840	8,517	2,303	2,105
Fully tax equivalent net interest income	177,904	287,112	75,510	68,688
Total accretable yield	(37,539)	(46,131)	(10,133)	(4,700)
Core net interest income	$ 140,365	$ 240,981	$ 65,377	$ 63,988
Average earning assets	$ 3,975,903	$ 6,305,966	$ 6,774,693	$ 6,625,642
Net interest margin	4.47%	4.55%	4.47%	4.17%
Core net interest margin (non-GAAP)	3.53%	3.82%	3.87%	3.88%

Calculation of Tangible Book Value per Share	June 2013 Actual	June 2016 Actual
Total common stockholders' equity	$ 401,850	$ 1,090,711
Total intangibles	(64,092)	(378,015)
Tangible common stockholders' equity	$ 337,758	$ 712,696
Shares of common stock outstanding	16,289,239	30,415,980
Book value per common share	$ 24.67	$ 35.86
Tangible book value per common share (non-GAAP)	$ 20.74	$ 23.43
Stock price as of 6/30/2016		$ 46.19
Price to tangible book value per share		$ 1.97

Calculation of TCE Ratio	June 2013 Actual	June 2016 Actual
Total common stockholders' equity	$ 401,850	$ 1,090,711
Total intangibles	(64,092)	(378,015)
Tangible common stockholders' equity	$ 337,758	$ 712,696
Total assets	$ 3,421,769	$ 7,534,219
Total intangibles	(64,092)	(378,015)
Tangible assets	$ 3,357,677	$ 7,156,204
Ratio of equity to assets	11.74%	14.48%
Ratio of tangible common equity to tangible assets (non-GAA	10.06%	9.96%